As filed with the Securities and Exchange Commission on April 25, 2007

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

Post-Effective Amendment No. 1 To
FORM S-8

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

_________________

4KIDS ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	13-2691380 (I.R.S. Employer Identification No.)

1414 Avenue of the Americas New York, New York 10019 (212) 758-7666 (Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

4Kids Entertainment, Inc. 2006 Long-Term Incentive Compensation Plan (Full Title of the Plan)

Rory A. Greiss Kaye Scholer LLP 425 Park Avenue New York, New York 10022 (Name and address of agent for service)

(212) 836-8000 (Telephone number, including area code, of agent for service)

Explanatory Note

This Post-Effective Amendment No. 1 to the registration statement on Form S-8 filed by 4Kids Entertainment, Inc., on October 3, 2006 (file No.333-137768) (the “Registration Statement”) is being filed solely to amend Item 8 of the Registration Statement to include Exhibit 23.2 which is filed herewith.

PART I

INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 1. Item 1. Incorporation of Documents by Reference.

        The following documents filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended , are incorporated by reference into this Registration Statement.

(a)     The Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 filed with the Securities and Exchange Commission on March 16, 2007.

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Item 8. Exhibits.

Exhibit Number	Description

23.1	Consent of Eisner LLP (*)

23.2	Consent of Deloitte & Touche LLP (*)

(*) Filed herewith.

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SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, state of New York, on this 25th day of April, 2007.

4KIDS ENTERTAINMENT, INC.

By: /s/ Alfred R. Kahn
Alfred R. Kahn, Chairman of the Board and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Date: April 25, 2007

By: /s/ Alfred R. Kahn
Alfred R. Kahn, Chairman of the Board, Chief Executive Officer and Director

Date: April 25, 2007

By: /s/ Richard Block
Richard Block, Director

Date: April 25, 2007

By: /s/ Jay Emmett
Jay Emmett, Director

Date: April 25, 2007

By: /s/ Michael Goldstein
Michael Goldstein, Director

Date: April 25, 2007

By: /s/ Randy O. Rissman
Randy O. Rissman, Director

Date: April 25, 2007

By: /s/ Bruce R. Foster
Bruce R. Foster, Executive Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer

Date: April 25, 2007

By: /s/ Samuel R. Newborn
Samuel R. Newborn, Executive Vice President, General Counsel and Director

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Exhibit Index

Exhibit Number	Description

23.1	Consent of Eisner LLP (*)

23.2	Consent of Deloitte & Touche LLP (*)

(*) Filed herewith. 5